THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 1 EARNINGS PRESENTATION THIRD QUARTER 2021 NASDAQ:PFHD

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 2 FORWARD LOOKING STATEMENTS ! This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements contained in this presentation that are not statements of historical fact may be deemed to be forward- looking statements, including, without limitation, statements preceded by, followed by or including words such as “anticipate,” “intend,” “believe,” “estimate,” “plan,” “seek,” “project” or “expect,” “may,” “will,” “would,” “could” or “should” and similar expressions. Forward-looking statements represent the Company’s current expectations, plans or forecasts and involve significant risks and uncertainties. Several important factors could cause actual results to differ materially from those in the forward-looking statements. Those factors include, without limitation, current and future economic and market conditions, including those that could impact credit quality and the ability to generate loans and gather deposits; the duration, extent and impact of the COVID-19 pandemic, including the governments’ responses to the pandemic and the potential worsening of the pandemic resulting from variants of COVID-19, on our and our customers’ operations, personnel, and business activity (including developments and volatility), as well as COVID-19’s impact on the credit quality of our loan portfolio and financial markets and general economic conditions; the effects of our lack of a diversified loan portfolio and concentration in the South Florida market; the impact of current and future interest rates and expectations concerning the actual timing and amount of interest rate movements; competition; our ability to execute business plans; geopolitical developments; legislative and regulatory developments; inflation or deflation; market fluctuations; natural disasters (including pandemics such as COVID-19); critical accounting estimates; and other factors described in our Form 10-K for the year ended December 31, 2020, Form 10-Qs for the quarters ended March 31, 2021, and June 30, 2021, and other filings with the Securities and Exchange Commission. The Company disclaims any obligation to update any of the forward-looking statements included herein to reflect future events or developments or changes in expectations, except as may be required by law. NOTES: -

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE CLEVELAND DIGITAL INNOVATION CENTER NEW ENGLAND LPO CORAL GABLES (HEADQUARTERS) SOUTH MIAMI FORT LAUDERDALE BOCA RATON WELLINGTON DADELAND PALM BEACH GARDENS DORAL AVENTURA NEW TAMPA LPO NEW JACKSONVILLE LPO 3 A GROWING FRANCHISE IN SOUTH FLORIDA innovative Our new proprietary Online Account Opening system is taking applications " Professional Bank founded in 2008 in Coral Gables, FL Expanded from one location in South Miami to eleven locations throughout Florida, one in New England and one in Cleveland 12th largest independent community bank in Florida* Successfully recruited seasoned bankers and banking teams from local, regional and national financial institutions Senior management has significant and long term expertise in the Florida real estate market Lending and credit philosophy centers on maintaining a low basis in collateral and avoiding concentrations Technology team of experienced leaders supporting the bank’s investment in infrastructure, enhancing service offerings, and improving operational efficiency # # # # # # * Does not include Investment Banks or Savings and Loan Associations 5th largest bank headquartered in South Florida $ #

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 4 THIRD QUARTER 2021 HIGHLIGHTS Q3 Net Income $6.3 million YTD Net Income $17.4 million Tangible Book Value per Share $15.07 Earnings per Share $0.48 Return on Average Assets* 0.97% Return on Average Equity* 11.1% Efficiency Ratio 56.5% Total Risk-Based Capital Ratio 14.0% % NOTES: - I’ve moved this up in the presentation because it seems like an ‘executive summary’ slide… but let me know where you want me to put it. * Based on Q3 annualized figures

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE $684 $27 $1,078 $8,956$8,550 $7,210 $8,674 $6,710 5 EARNINGS AND ADJUSTED EARNINGS $0 $7,788 Actual Earnings Reported 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 $0.07 $0.41 $0.36 $0.47 $0.48 Earnings per share (GAAP) 0.18% 1.08% 0.90% 0.99% 0.97% Return on average annualized assets (GAAP) 1.30% 1.69% 1.36% 1.33% 1.39% Annualized pre-tax pre-provision ROAA (non-GAAP) 1.51% 1.69% 1.49% 1.33% 1.39% Adjusted annualized pre-tax pre-provision ROAA (non-GAAP) ($ in thousands) & Earnings per share increased $0.01, or 2.1%, quarter-over-quarter and increased $0.41, or 585.7%, year-over-year. ' Tangible book value per share for the third quarter of 2021 was $15.07. Please refer to the non-GAAP Reconciliation Table on page 19 $8,701 $7,894 NOTES: $8,550 $8,956 Adjustments to Non- interest Expense ($0) Pre-tax Pre- provision Earnings $6,288$6,331 $4,785 $5,541 $950

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE ( 6 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 $19,104 $17,202 $17,879$18,241 $17,460 NET INTEREST INCOME AND MARGIN Net Interest Income ($ in thousands) Net Interest Income NIM Net interest income totaled $19.1 million for the third quarter of 2021, up $1.9 million, or 11.0%, from the prior quarter primarily due to acceleration of PPP loan fees and purchase accounting marks.. (Net interest margin increased 30 basis points quarter-over- quarter to 3.12% for the third quarter of 2021. NIM (ex. PPP, and inc. PA) NIM (ex. PPP and PA) NIM = Net Interest Margin PPP = Paycheck Protection Program PA = Purchase Accounting 3.65% 3.04% 3.36% 3.68% 3.01% 3.53% 3.73% 3.06% 3.70% NOTES: - 2.82% 2.50% 2.73% ) Weighted average roll-off rate (loans paid off) was 4.5% and the weighted average roll-on rate (loans originated) was 3.9%. Does not include PPP loans. 3.12% 2.55% 2.91%

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE Dec19 Mar20 Jun20 Sep20 Dec20 Mar21 Jun21 Sept21 $1,687$1,690$1,727 $1,658$1,601$1,567 $1,350 $792 7 CONSISTENT LOAN GROWTH Total Loans Outstanding ($ in millions) ' Third quarter loans totaled $1.7 billion, a decrease of $3.3 million, or 0.2%, from the prior quarter due to a reduction in PPP loans outstanding. Net loan growth, exclusive of PPP loans, was up $50.9 million, or 3.3%, quarter-over-quarter. 51.2% 51.7%51.6% 52.4% 52.9% 52.4%52.6% 53.8% Weighted Average LTV * We experienced strong originations across all loan types due to new loan originations of $198.7 million (of which $172.7 million funded), partially offset by payoffs of $157.1 million* ($101.2 million of conventional loans and $55.9 million of PPP loans forgiven). * Not including scheduled amortization and unscheduled partial paydowns PPP Loans Marquis Acquisition $1,381 $217 $1,472 $1,522 $1,551 Not including scheduled amortization and unscheduled partial paydowns $1,602 Certain prior period amounts have been reclassified to conform to the current period presentation. $220 $186 $205 $85$139 $1,350

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 8 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 $799 $855 $589 $476 $490 $268 $262 $249 $237 $237 $959 $874 $798 $715 $628 $329$286$270$232$212 STRONG DEPOSIT FRANCHISE Deposits Outstanding ($ in millions) Interest Bearing Demand 14% Money Market and Savings 41% Time Deposits 11% + Total deposits were $2.35 billion, an increase of $77.5 million, or 3.4%, compared to Q2 2021 and an increase of $787.6 million, or 50.3%, compared to Q3 2020. Overall cost for deposits increased 1 basis point from 0.25% in the prior quarter to 0.26% in the third quarter of 2021. , Core deposits represent 92.4% of total deposits. - Transaction accounts increased 60.5% from Q3 2020 to Q3 2021, reflecting continued growth in core customer balances, and representing 48% of overall deposit funding. . $1,660 $1,567 $1,906 NOTES: - $2,355 Non-interest Bearing 34% $2,277

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 9 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 34%38% 31%29%31% 2% 2% 2%2%2% 11% 11% 13%14%15% 39%36% 40%41%38% 14%13%14%14%14% Deposit Composition Over Time Interest Bearing Demand Money Market and Savings Time Deposit Our bank’s funding strategy focuses on building strong core relationships with our clients and providing them with a robust technological platform to support a well-diversified deposit portfolio. / 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 0.26%0.25% 0.31%0.33%0.30% Cost of Deposits Brokered Deposits* Non-Interest Bearing DEPOSIT BALANCES AND COST NOTES: - May want to highlight excess cash in the paragraph on the right - Previous page shows 38% for NIB… need to reconcile and correct one of the pages As of the period end date for each quarter indicated * Brokered deposits include both time and money market accounts.

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 10 ROBUST ASSET QUALITY Net Charge-Offs NCO 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 $464$558$453 $542$547 $5,085$5,101$5,101 $12,791$12,273 Criticized Assets Classified Non-Classified 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 $2,775$2,775$2,775 $10,434$9,917 Nonperforming Loans Total NPL Total NPL Ratio* * NPL percent of Gross Loans ($ in thousands) 0.16%0.16%0.16% 0.63%0.62% ! Credit quality remains strong with minimal criticized assets and nonperforming loans, coupled with zero charge-offs for Q3 2021.1Q 2021* 2Q 2021 3Q 2021 $0$0 $7,641 3Q 2020 4Q 2020 $28$120 * The charge off of $7.6 million in 1Q 2021 is related to the Coex Coffee loan and is the amount previously impaired and specifically reserved in the third quarter of 2020. NOTES: - Per Mary: Need something for this text… maybe strong credit quality with zero charge-offs in Q2 2021? % of Total Loans <1 bp <1 bp 44 bps 0 bps0 bps

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 11 ALLOWANCE FOR LOAN AND LEASE LOSS 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 $11,478 $10,418 $9,656 $16,259 $15,035 ALLL / Total Loans 0.72%0.67%0.63% 1.10%1.09% * Does not include PPP Loans ($ in thousands) 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 $25,795$26,551$26,690 $35,094 $30,664 ALLL + Loan Marks ALLL Ratio* 1.60%1.69%1.73% 2.35% 2.19% * Does not include PPP Loans Marquis Bank Loans are included Certain prior period amounts have been reclassified to conform to the current period presentation NOTES: - ALLL ALLL Ratio* ALLL + Loan Marks / Total Loans

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 12 Geographic Mix ($ in millions) Miami-Dade County $993.6 59% Broward County $197.0 12% Palm Beach County $271.2 16% LOAN PORTFOLIO HIGHLIGHTS 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Loan Composition CRE - Owner Occupied (19%) CRE - Non-owner Occupied (32%) Residential Real Estate (22%) Commercial (17%) Construction & Development (4%) Consumer & Other Loans (1%) Rest of U.S. $173.0 10% Geographical mix based on collateral location PPP Loans (5%) All other FL counties $52.5 3% NOTES: -

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 13 -400 bps -300 bps -200 bps -100 bps BASE +100 bps +200 bps +300 bps +400 bps $85 $80 $75 $70 $65$65$63$61$60 INTEREST RATE SENSITIVITY Impact on NII from Interest Rate Change ($ in millions) ' The Company remains asset sensitive driven by large cash balances, floating rate loans, and loans maturing in less than a year. 31.1% 23.4% 15.6% 7.8% 0.0%-0.4%-2.9%-5.5%-7.5% Change from base As of September 30, 2021 NOTES: - Pending from 3rd party - ALCO

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 14 ASSET LIABILITY MANAGEMENT TRENDS • 12.9% of loans are floating rate ($218 million). • An additional 15.9% of loans are floating to the Bank via interest rate SWAP ($268 million). • The remaining loans are currently fixed rate ($1.2 billion) which in some cases adjust and reprice periodically. 096% of time deposits mature within a year. Total time deposits are $267.6 million (11% of total deposits). 1 2017 2018 2019 2020 3Q 2021 0.30% 0.55% 1.80% 1.30% 0.92% 3.41% 4.02% 4.77% 4.55% 4.34% Yield/Cost Analysis Yield on Interest- Earning Assets Cost of Funds Change in Interest Rates (Basis Points) % Change in Net Interest Income (12 months) % Change in Net Interest Income (24 months) % Change in Economic Value of Equity +400 bps 31.1% 39.8% -1.2% +300 bps 23.4% 30.0% -0.1% +200 bps 15.6% 20.1% 0.3% +100 bps 7.8% 10.0% 0.2% Flat - - - - - - -100 bps -0.4% -5.0% 0.1% -200 bps -2.9% -8.3% 2.1% -300 bps -5.5% -11.7% 2.1% -400 bps -7.5% -14.3% 2.2% NOTES: -

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 15 1.5% 2.0% 2.5% 3.0% 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 1.72%1.75% 2.17% 2.02%1.96% INVESTMENT PORTFOLIO 2.0 3.0 4.0 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 3.43 3.70 3.20 3.022.93 Book Yield Duration Ye ar s P er ce n t Portfolio Mix ($ in thousands) $120,642 3Q 2021 Corporate 1% Agency 2% CDD Bonds 15% Municipals 1% MBS/CMO 42% Equity Securities 6% SBA 33% 3Q 2020 3% 5% 1% 23% 1%34% 1% 32% $99,651 4Q 2020 3% 3% 1% 22% 1% 31% 6% 32% $95,060 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 $120,642 $127,723 $86,837 $95,060 $99,651 Total Portfolio by Quarter Portfolio Mix for the Current Quarter Portfolio Mix for Previous Quarters ! The decrease in duration during Q3 was primarily due to paydown and call activity.   2Q 2021 1%2%1% 15% 1% 43% 5% 33% $127,723 1Q 2021 3% 3% 1% 22% 1% 31% 6% 32% $86,837 Pro Opp Fund has been added to the Investment Portfolio

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 16 PAYCHECK PROTECTION PROGRAM AS OF SEPTEMBER 30, 2021 2,287 small business loans completed 2$340,508,987 in small business loans given through all rounds of the Paycheck Protection Program * 90.5% of our originated PPP loans were under $350,0003 Smallest Loan $900 Largest Loan $10,000,000 1,185 Loans below $50k 52% 25% 23% 528 Loans above $150k 574 Loans between $50k and $150k 1,745 Loans from Rounds 1, 2 & 3 forgiven (a total of $251.4 million, or 73.8%) 4 Median $46,280 Mean (Average) $148,762 NOTES: - Is “June 30” the right ‘as of’ date? $85.9 million in unforgiven PPP Loans mature in 5 years. $2.3 million mature in 2 years. 5 1Q 2021 2Q 2021 3Q 2021 $88.2 $139.3 $204.2 $252.3 $201.3 $117.8 PPP Balances ($ in millions) Forgiven PPP Loan Balances 74.1% $340.5 Number of forgiven PPP Loans 1,745 Loans 1,362 Loans 1,062 Loans $340.5 $322.5 Unforgiven PPP Loan Balances 25.9%

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 17 SPOTLIGHT: ONLINE ACCOUNT OPENING NOTES: - Maybe talk about new LPOs? I’ve put placeholder content here, but we can change it or remove it Our new Online Account Opening was released this quarter. • Significantly faster account opening experience than at a traditional branch. • Supports our new account product. • Matches the client’s Driver’s License and selfie photo to reduce fraud. • Clients can log onto Digital Banking and see their new account immediately. • Designed, developed and deployed at our Digital Innovation Center in Cleveland, Ohio. "

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 18 NOTES: - Maybe talk about new LPOs? I’ve put placeholder content here, but we can change it or remove it SPOTLIGHT: PREMIUM CONTACTLESS DEBIT CARD

THIRD QUARTER 2021 EARNINGS PRESENTATION PAGE 19 APPENDIX: NON-GAAP RECONCILIATION 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Net interest income (GAAP) $17,460 $18,241 $17,879 $17,202 $19,104 Total non-interest income (GAAP) $963 $1,519 $1,119 $2,302 $1,476 Total non-interest expense (GAAP) $11,713 $11,086 $11,788 $10,954 $11,624 Pre-tax pre-provision earnings (non-GAAP) $6,710 $8,674 $7,210 $8,550 $8,956 Total adjustments to non-interest Expense ($1,078) ($27) ($684) - - Adjusted pre-tax pre-provision earnings (non-GAAP) $7,788 $8,701 $7,894 $8,550 $8,956 Return on average annualized assets (GAAP) 0.18% 1.08% 0.90% 0.99% 0.97% Adjusted return on average assets (non-GAAP) Annualized pre-tax pre-provision ROAA (non-GAAP) 1.30% 1.69% 1.36% 1.33% 1.39% Adjusted annualized pre-tax pre-provision ROAA (non-GAAP) 1.51% 1.69% 1.49% 1.33% 1.39% ($ in thousands, except per share data) NOTES: - Do we still need this? Leaving it here for now.